EXHIBIT 10.11


                              First Allonge to the
                 Promissory Note dated January 22, 2001 made by
                                ASPI EUROPE, INC.
                                   in favor of
                                 RICARDO REQUENA

     THIS FIRST ALLONGE to the Promissory Note, dated January 22, 2001 (the "Promissory Note"), made by ASPI EUROPE, INC., a Delaware corporation (the "Company"), in favor of RICARDO REQUENA ("Lender"), is made as of the 6th day of August, 2001 by and between the Company and the Lender.

                                   BACKGROUND

     WHEREAS, on January 22, 2001, the Lender made a loan to the Company in the amount of US $50,000 as evidenced by the Promissory Note, and such Promissory Note was due and payable on or before May 18, 2000;

     NOW, THEREFORE, in consideration of the Company agreeing to increase the interest payable to the Lender, the Company and the Lender hereby agree as follows:

     1. The Lender will waive its immediate right to full payment and interest of the US $50,000 Promissory Note due May 18, 2001, and will amend and restate the first paragraph of the Promissory Note to read as follows:

     "FOR VALUE RECEIVED, the undersigned ASPi Europe, Inc. ( the "Company ") hereby promises to pay on or before October 15, 2001 to or to the order of Ricardo Requena ("Lender") at such address as the Lender may from time to time direct, the principal sum of FIFTY THOUSAND DOLLARS ($50,000.00) of lawful money of the United States of America with interest thereon at the annual rate equal to (10%) ten percent through July 31, 2001 and (12.5%) twelve and a half percent thereafter in such amounts set forth herein."

     2. Except as amended herein, the Promissory Note shall continue in full force and effect and shall be enforceable in accordance with its terms. Nothing herein contained shall constitute a novation of the Promissory Note.

     3. This First Allonge and the Promissory Note shall constitute a single instrument.

     IN WITNESS WHEREOF, the Company has caused this First Allonge to the Promissory Note to be signed by its duly authorized officer as of the 6th day of August, 2001.

                                ASPI EUROPE, INC.


                                By:      "F. Thomas Winters III"
                                         --------------------------------------
                                Name:    F. Thomas Winters III
                                Title:   Chief Executive Officer


                                RICARDO REQUENA

                                By:      "Ricardo Requena"
                                         --------------------------------------
                                Name:    Ricardo Requena